                 As filed with the Securities and Exchange Commission
                                 On February 26, 1999

                        1933 Act Registration Number 33-66714
                                                     --------

                        1940 Act Registration Number 811-7918
                                                     --------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Post-Effective Amendment No. 6


                                       and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 7

                                Weitz Partners, Inc.
       ______________________________________________________________________

                 (Exact Name of Registrant as Specified in Charter)

                                     Suite 600
                               1125 South 103 Street
                                Omaha, NE 68124-6008
                           (Address of Principal Office)

                Registrant's Telephone Number, including Area Code:
                                    402-391-1980

                                  Wallace R. Weitz
                                     Suite 600
                               1125 South 103 Street
                                Omaha, NE 68124-6008
       ______________________________________________________________________

                      (Name and Address of Agent for Service)

                          Copies of all communications to:
                             PATRICK W.D. TURLEY, ESQ.
                               Dechert Price & Rhoads
                                  1775 Eye Street
                                Washington, DC 10007

    It is proposed that this filing will become effective 60 days after filing pursuant to paragraph (a)(1) of Rule 485

--------------------------------------------------------------------------------

Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Fund and its policies. The SAI, which has been filed with the Securities and Exchange Commission is incorporated by reference. Additional information about the Fund's investments is available in the Fund's Annual, Semiannual and Quarterly Reports. In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and reports are available without charge, upon request.

You may request information or make inquiries about the Fund as follows:

- By telephone:
    Call 1-800-232-4161

- By mail:
    Weitz Funds
    One Pacific Place, Suite 600
    1125 South 103rd Street
    Omaha, Nebraska 68124-6008

- On the Internet:
    Weitz Funds
    http://www.weitzfunds.com

  SEC
    http://www.sec.gov

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

SEC File Number: 811-7918

                              WEITZ PARTNERS, INC.

                              PARTNERS VALUE FUND

                            ------------------------
                            ------------------------

                                   PROSPECTUS

                                 APRIL 30, 1999

                           -------------------------
                           -------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                   ------------------------------------------
                   ------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

Investment Objectives, Principal Investment Strategies, Related Risks..............          2
  Investment Objectives/Goals......................................................          2
  Principal Investment Strategies..................................................          2
  Principal Risks..................................................................          2
Fund Performance...................................................................          4
Fund Expenses......................................................................          5
Purchasing Shares..................................................................          6
  Opening a Regular New Account....................................................          6
  Opening a Retirement Account.....................................................          6
  Purchasing Shares of the Fund....................................................          6
  Purchasing Through Others........................................................          7
  Changing Your Address............................................................          8
  Confirmations and Shareholder Reports............................................          8
Redeeming Shares...................................................................          9
  Redemption Procedures............................................................          9
  Redemption Payments..............................................................          9
  Signature Guarantees.............................................................          9
  Other Redemption Information.....................................................         10
Exchanging Shares..................................................................         11
Pricing of Shares..................................................................         12
Distributions and Taxes............................................................         13
  Shareholder Distributions........................................................         13
  Taxation of Distributions........................................................         13
  Taxation of Sales and Exchanges..................................................         13
  Buying Shares Prior to a Distribution............................................         13
Management.........................................................................         14
  Investment Adviser...............................................................         14
  Portfolio Manager................................................................         14
  Fund Distributor.................................................................         14
Additional Information.............................................................         15
  Code of Ethics...................................................................         15
  Year 2000........................................................................         15
  Fund Custodian...................................................................         16
  Fund Auditor.....................................................................         16
  Fund Legal Counsel...............................................................         16
Financial Highlights...............................................................         17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS

INVESTMENT OBJECTIVES/GOALS

    The Fund's primary investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Wallace R. Weitz & Company ("Weitz & Co."), the Fund's investment adviser, determines may offer the opportunity for capital appreciation. Such securities may be investment grade, non-investment grade or unrated. The Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are desirable.

PRINCIPAL INVESTMENT STRATEGIES

    The Fund's investment strategy (which is called "value investing") is to invest primarily in the common stocks of sound, growing, well-managed businesses. In implementing this strategy Weitz & Co. attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value".

    At the heart of the calculation of value is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earning power, the intangible value of a company's "franchise" in its market or a combination of these variables, depending on the nature of the business. Weitz & Co. then tries to buy shares of the company's stock at a significant discount to this "private market value." Weitz & Co. hopes that the stock price will rise as the value of the business grows and as the valuation discount narrows. However, even if the analysis of business value is correct, the stock price may fail to reflect this value.

    Weitz & Co. does not try to "time" the market, but if there is cash available for investment and there are not stocks which meet the Fund's investment criteria or if Weitz & Co. determines market conditions warrant, the Fund will hold cash or invest in high quality fixed income securities for temporary defensive purposes.

PRINCIPAL RISKS

    You should be aware that an investment in the Fund involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

- FUND IS NONDIVERSIFIED Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

- INVESTMENT IN UNDER-VALUED SECURITIES Under-valued securities are, by definition, out of favor with investors, and there is no way to predict when the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE FUND ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Fund will meet its investment objective.

    In making investment decisions, Weitz & Co. distinguishes between two types of risk:

- Stock Price Volatility; and

- The Risk of Permanent Loss of Capital.

    Academic studies and most financial journals and advisers equate volatility and risk. They measure the historical volatility of a stock or a fund as a percentage of the volatility of an index, such as the S&P 500, and calculate a ratio, called a "beta". A fund with a beta of 0.50 has been 50% as volatile as the index over the measuring period. A beta of 1.00 indicates the fund and the index have been equally volatile.

    Some of the stocks the Fund will own will be very volatile (high beta). Furthermore, the Fund has, at times, been relatively concentrated in a few industries, which means it is likely to exhibit short-term performance that is very different from the S&P 500. The difference may be positive or negative, but in either event, the result could be a high portfolio beta. Since the Fund focuses on long-term total return (income plus capital gains), we are not as concerned with short-term volatility, or beta.

    We ARE concerned with the risk of PERMANENT loss. We believe that by focusing on the value of the underlying business and being disciplined about buying stocks only when they appear to be selling below the company's business value, we enjoy what Benjamin Graham (sometimes known as the father of "value" investing) called a "margin of safety." The margin of safety reduces, but does not eliminate, risk. However, we will make mistakes in measuring value, business values may deteriorate after we buy, and stocks may sell below their business values indefinitely, so we cannot avoid incurring losses. Also, since our investment approach leads us to invest in stocks which are not currently popular, the Fund is subject to extended periods during which its stocks under-perform others or display volatile price movements.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE

        The chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years and for the period since inception compare to those of a broad-based securities market index. The information assumes reinvestment of dividends and capital gain distributions. The Fund succeeded to substantially all of the assets of Weitz Partners II, a Nebraska limited partnership as of December 31, 1993. The Fund's investment objectives and policies are substantially identical to those of the partnership and Wallace R. Weitz, the Fund's portfolio manager was also the General Partner and portfolio manager for the partnership. The partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the partnership had been registered under the 1940 Act, the performance of the partnership may have been adversely affected. In considering the information set forth below you should remember that past performance is not necessarily an indication of how the Fund will perform in the future.

INVESTMENT RESULTS

    The following chart shows performance during each of the last ten calendar years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      ANNUAL RETURN - LAST 10 CALENDAR YEARS*

1988                                                    14.90%
1989                                                    20.30%
1990                                                    -6.30%
1991                                                    28.10%
1992                                                    15.10%
1993                                                    23.00%
1994                                                    -9.03%
1995                                                    38.66%
1996                                                    19.15%
1997                                                    40.62%
1998                                                    29.07%

    During the ten year period shown in the chart above, the highest quarterly return was 16.61% (Quarter ended Mar. 31, 1998) and the lowest quarterly return was -10.02% (Quarter ended Sep. 30, 1990).

       Average Annual Total Returns (for periods ended December 31, 1998)

                                                                                                     Since
                                                                                                   Inception
                                                             1 year      5 year      10 years    (June 1, 1983)
                                                            ---------  -----------  -----------  --------------
Partners Value Fund*                                            29.1%       22.2%        18.8%          18.0%

Standard & Poor's 500 Index**                                   28.6%       24.0%        19.2%          17.4%

*Includes performance of the Fund's predecessor entity, Weitz Partners II.

**The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

--------------------------------------------------------------------------------
                                 FUND EXPENSES

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum Sales Charge (Load) Imposed on Purchases                           None
    Maximum Deferred Sales Charge (Load)                                       None
    Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends                                                                None
    Redemption Fee                                                             None
    Exchange Fee                                                               None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)

    Management Fees                                                           1.00%
    Distribution Fees                                                          None
    Other Expenses
      Administrative Fee (1)                                                   .14%
      All Other Expenses                                                       .11%
                                                                             ------
    Total Annual Fund Operating Expenses                                      1.25%

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

  1 year       3 years      5 years     10 years
-----------  -----------  -----------  -----------
 $     127    $     397    $     686    $   1,511

(1) Under the Fund's Administration Agreement, during the first two months of the year, the administrative fee was calculated as a monthly fee which represented the costs of providing administrative services to the Fund based upon the Administrator's reasonable allocation of expenses, not to exceed .25% of average daily net assets. Effective March 1, 1998 a new administrative fee schedule was adopted which provides that the Fund pays a monthly fee calculated based on the average daily net assets of the Fund.

--------------------------------------------------------------------------------
                               PURCHASING SHARES

OPENING A REGULAR NEW ACCOUNT

    You can open a new account by:

- Completing and signing a Weitz Partners, Inc. purchase application;

- Enclosing a check made payable to Weitz Partners, Inc.

- Mailing the application and the check to:

        Weitz Partners, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, NE 68124-6008.

PLEASE NOTE THAT THE MINIMUM INVESTMENT REQUIRED TO OPEN A REGULAR ACCOUNT IS $100,000. SUBSEQUENT MINIMUM INVESTMENTS OF $5,000 MAY BE REQUIRED, SUBJECT TO CERTAIN EXCEPTIONS.

    The Fund reserves the right, in its sole discretion, to reject any order or subsequent purchase, to waive initial and subsequent investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Fund and are not binding until so accepted.

OPENING A RETIREMENT ACCOUNT

    Certain individuals may be eligible to open a traditional IRA, a Roth IRA or a SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of the Fund. You can request information about establishing an IRA by calling the Fund at 402-391-1980 or 800-232-4161. After reviewing the material, you may open an IRA account by:

- Completing the IRA application and the transfer form, if applicable;

- Mailing the forms to the address shown above. IRA accounts may be charged an annual maintenance fee.

    Shares of the Fund may be also be purchased as an investment in other types of pension or profit sharing plans. Although the Fund will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of the Fund.

PURCHASING SHARES OF THE FUND

    You pay no sales charge when you purchase shares of the Fund. The price you pay for Fund shares is the Fund's net asset value per share which is calculated as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) every day the exchange is open. If your order is accepted on any day prior to such time, you will receive the net asset value calculated on that day. If your order is accepted on any day after such time, you will receive the net asset value calculated on the next business day. The shares you purchase must be qualified for sale in your state of residence. You can purchase shares in the following manner:

    BY MAIL.  You can purchase additional shares in an existing account by:

- Sending a check made payable to Weitz Partners, Inc.;

- Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

- Mailing the check and remittance stub to:

        Weitz Partners, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, NE 68124-6008

If the remittance stub is not available, please indicate on your check or on a separate piece of paper the account name, your address and your account number. If you are purchasing shares for a new account, please see the procedures described above under the heading "Opening a Regular New Account".

    If your check is returned because of insufficient funds or because you have stopped payment on the check, you will be responsible for any losses sustained by the Fund as a result of custodian or transfer agent fees or a decline in the net asset value when the shares are cancelled. If you are an existing shareholder, losses may be collected by redeeming the appropriate amount from your account.

    BY WIRE.  You can purchase shares with payment by bank wire by:

- Calling the Fund at 401-391-1980 or 1-800-232-4161 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank.

- Instructing the bank to wire funds as follows:

        Norwest Bank Nebraska, N.A.
        Omaha, NE
        ABA #104000058
        Weitz Funds
        1155095248
        For credit to: Weitz Partners, Inc.
        For the account of: Your Account Number and Name

    If you are purchasing shares by wire for a new account, you must send a completed Purchase Application to the Fund at the address set forth above PRIOR to your purchase. Wired funds are considered received on the day they are deposited in the Fund's account.

    If funds are deposited on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) you will receive the net asset value calculated on that day. If funds are deposited after such time, you will receive the net asset value calculated on the next business day.

THE FUND WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS IN THE BANK OR FEDERAL RESERVE WIRE SYSTEM. BANKS MAY IMPOSE A CHARGE FOR THE WIRE TRANSFER OF FUNDS.

    BY AUTOMATIC INVESTMENT. At the time you open an account you can choose to make automatic investments in Fund shares at regular intervals (on the 1st or 15th day of the month or, if such day is not a business day, on the next following business day) by:

- Completing the Automatic Investment Plan section of the Purchase Application;

- Sending a voided check from your bank account.

    You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Fund.

    If your automatic investment transaction is returned by the bank, the Fund may hold you responsible for any costs to the Fund resulting from (i) fees charged to the Fund or (ii) a decline in the net asset value when the shares issued are canceled.

PURCHASING THROUGH OTHERS

    Shares of the Fund may also be purchased through certain broker-dealers and other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. You may be charged a fee by such broker or financial intermediary if you effect transactions through such entity. The Adviser may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Adviser's own resources and do not involve additional costs to the Fund or its shareholders.

CHANGING YOUR ADDRESS

    You can change the address on your account by sending a written request to the Fund. Your written request must be signed by ALL registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Fund, redemptions from an account are not allowed if the written request to change an address has been received by the Fund within 24 hours of the redemption request.

CONFIRMATIONS AND SHAREHOLDER REPORTS

    Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Fund. At the end of each calendar quarter you will receive a statement which will include complete information on activity in your account during that quarter. At the end of each year your statement will include detailed information on all transactions for that year. You should save the year-end statement for tax purposes.

    The Fund also provides quarterly shareholder reports which include a listing of the securities in the portfolio at the end of the quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The report for the period ending June 30 will also include unaudited financial statements. The annual report for the period ending December 31 will include the Fund's audited financial statements for the previous fiscal year. It is the Fund's practice to send a single copy of each quarterly report to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. A shareholder may request that additional copies of such report be sent by notifying the Fund.

--------------------------------------------------------------------------------
                                REDEEMING SHARES

REDEMPTION PROCEDURES

    You may redeem shares of the Fund at any time by sending a redemption request in writing to the Fund. A redemption request in good order should include the following:

- Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares);

- The signatures of ALL account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be by an authorized person with an indication of the capacity in which such person is signing;

- A signature guarantee, if required;

- Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

    The redemption request can be sent by mail or facsimile transmission to:

        Weitz Partners, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, Nebraska 68124-6008
        Fax Number 402-391-2125

    Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request in good order is received on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) shares will be redemed at the net asset value calculated on that day. If your redemption request in good order is received after such time, shares will be redeemed at the next asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed application on file with the Fund before a redemption request will be accepted. In addition, the Fund must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. Such delays can be avoided by purchasing shares with a certified or cashier's check or by wire transfer.

    You may call the Fund at 402-391-1980 or 800-232-4161 if you have questions about the requirements for redemption requests.

REDEMPTION PAYMENTS

    Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the Fund's receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire instructions provided in writing to the Fund accompanied by a signature guarantee. The Fund reserves the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

    A redemption of shares is treated as a sale for tax purposes which will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares

SIGNATURE GUARANTEES

    The Fund reserves the right to require a signature guarantee on all redemptions. Signature guarantees WILL BE REQUIRED in the following circumstances:

- A redemption request which is payable to anyone other than the shareholder of record;

- A redemption request which is to be mailed to an address other than the address of record;

- A redemption request which is payable to a bank account other than the bank account of record; and

- Instructions to establish or change wire instructions.

    A SIGNATURE-GUARANTEED REQUEST MAY NOT BE SENT BY FACSIMILE.

    A SIGNATURE GUARANTEE MUST BE OBTAINED FROM AN INSTITUTION PARTICIPATING IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM. SUCH INSTITUTIONS TYPICALLY INCLUDE COMMERCIAL BANKS THAT ARE FDIC MEMBERS, TRUST COMPANIES, AND MEMBER FIRMS OF A DOMESTIC STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

OTHER REDEMPTION INFORMATION

    Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

    The Fund may suspend redemption privileges or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U. S. Securities and Exchange Commission.

--------------------------------------------------------------------------------
                               EXCHANGING SHARES

    You can exchange shares of the Fund for shares of a portfolio of Weitz Series Fund, Inc. EXCHANGES WILL ONLY BE MADE BETWEEN ACCOUNTS WITH IDENTICAL REGISTRATIONS. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:

- If you do not currently have an account in Weitz Series Fund, Inc. you can request an application and Prospectus for that fund by calling 402-391-1980 or 800-232-4161;

- Read the Prospectus, complete the application and return it to the Fund at the address set forth under the caption "Purchasing Shares"; the shares being acquired must be qualified for sale in your state of residence;

- Provide the name of the portfolio of Weitz Series Fund, Inc., the account name, your address and account number and the dollar amount of shares to be exchanged.

    You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange involves the redemption of shares from the Fund and the purchase of shares of Weitz Series Fund, Inc. and any gain or loss on the redemption will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the shares next determined after the Fund receives your exchange request.

    The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Fund will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Fund reserves the right to revise or terminate the telephone exchange privilege at any time.

    YOU SHOULD PURCHASE SHARES OF THE FUND ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. The exchange privilege is offered as a convenience to shareholders and is NOT intended to be a means of speculating on short-term movements in securities prices. The Fund reserves the right at any time upon sixty days' prior notice to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders.

--------------------------------------------------------------------------------
                               PRICING OF SHARES

    The Fund's net asset value per share is determined once each day as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central
Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

    - New Year's Day

    - Martin Luther King, Jr. Day

    - Presidents' Day

    - Good Friday

    - Memorial Day

    - Independence Day

    - Labor Day

    - Thanksgiving

    - Christmas

    The Fund's net asset value is generally based on the market value of the securities in the Fund. If market values are not available, the fair value of securities is determined using procedures approved by the Board of Directors of the Fund.

--------------------------------------------------------------------------------
                            DISTRIBUTIONS AND TAXES

SHAREHOLDER DISTRIBUTIONS

    You will receive dividends from the Fund which are your share of the Fund's net income and gain on its investments. The Fund passes substantially all of its earnings along to its shareholders in the form of dividends. Dividends are generally paid in June and December of each year. The Fund may declare dividends in December of a calendar year, payable to shareholders of record in that month, but not pay such dividends to shareholders until January of the following year. In such an event, the dividend will be taxable to shareholders as though received on December 31st of the year in which the dividend was declared.

    You will receive your distributions from the Fund in additional shares of the Fund unless you choose to receive your distribution in cash. If you wish to change your instructions, you must notify the Fund in writing. Cash payment of distributions, if requested , will generally be mailed within five days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

TAXATION OF DISTRIBUTIONS

    Dividends and distributions paid by the Fund are taxable to most investors (unless your investment is in a IRA or other tax-advantaged account). Distributions are taxable regardless of how long you have owned shares of the Fund and whether your distributions are reinvested in shares of the Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities the Fund owned for more than 12 months generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

    Early each calendar year the Fund will send you the information you will need to report on your tax return the amount and type of dividends and distributions you receive.

TAXATION OF SALES AND EXCHANGES

    If you sell shares of the Fund or exchange shares of the Fund for shares of a portfolio of Weitz Series Fund, Inc., you will be taxed on the amount of any gain. The gain will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any dividends may have been reinvested. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

BUYING SHARES PRIOR TO A DISTRIBUTION

    You should consider the tax implications of buying shares immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

--------------------------------------------------------------------------------
                                   MANAGEMENT

INVESTMENT ADVISER

    Wallace R. Weitz & Company is the Fund's investment adviser. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Weitz & Co. provides investment advice to the Fund and is responsible for the overall management of the Fund's business affairs, subject to the supervision of the Fund's Board of Directors. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to four portfolios of Weitz Series Fund, Inc., three investment limited partnerships and certain individual accounts.

    Weitz & Co. receives an annual investment management fee equal to 1% of the Fund's average daily net assets. The Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund's expenses to the extent of the advisory fee paid if expenses, excluding taxes, interest and brokerage commissions, exceed 1.50% of the Fund's annual average net assets.

    Weitz & Co. also provides administrative services to the Fund persuant to an Administration Agreement which provides that the Fund will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Fund.

PORTFOLIO MANAGER

    Wallace R. Weitz is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weitz has been portfolio manager for the Fund since its inception. Prior to founding the investment adviser in 1983, he served as an account executive and securities analyst with G.A. Saxton & Co., Inc. (1970-1973) and with Chiles Heider & Co. (1973-1983).

FUND DISTRIBUTOR

    The Fund is distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with the investment adviser. Shares of the Fund are sold without any sales commissions or other transactions fees. Weitz Securities, Inc. pays any sales or promotional costs incurred in connection with the sale of the Fund's shares.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

CODE OF ETHICS

    The Fund and Weitz have each adopted a written Code of Ethics which, among other things:

- requires all employees to obtain preclearance before executing any personal securities transactions;

- requires all employees to report their personal securities transactions at the end of each quarter;

- restricts employees from executing personal trades in a security if there are any pending orders in that security by the Fund;

- restricts portfolio managers from executing personal trades in a security for a period of seven days before and seven days after a transaction in that security by any fund managed by that portfolio manager; and

- prohibits employees from profiting from the purchase and sale of the same security within a period of 60 days.

    The Fund's Board of Directors reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code.

YEAR 2000

    The Fund relies extensively on various computer systems in carrying out its business activities, including the computer systems of its service providers such as Weitz & Co., the Fund's investment adviser and administrator and Norwest Bank Minnesota, N.A., the Fund's custodian. The Fund is aware of the "Year 2000 Issue" involving potential problems for computer system users after December 31, 1999, when computers using date-sensitive software must be able to properly identify the Year 2000 in their systems. The failure to make the proper identification of the Year 2000 could result in a system failure or miscalculations causing disruptions of operations such as pricing errors and account maintenance failures.

    Weitz & Co. has developed a plan to address the Year 2000 Issue. The plan has been reviewed by Weitz & Co.'s management and the Fund's Board of Directors. Weitz & Co.'s network is comprised of a single file server and individual workstations with desktop machines, related peripherals and software developed by third parties, including a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz & Co. has no internally developed or modified software applications. Weitz & Co. has recently replaced or expanded the majority of its network. These changes have all been effected with the Year 2000 Issue in mind. Weitz & Co. has been in communication with critical third party service providers who have provided assurances that they are either Year 2000 compliant or are in the final stages of testing. As Weitz & Co. investigates certain possible changes in the third party service providers, Weitz & Co. intends to make inquiries and obtain assurances about the Year 2000 readiness of such providers.

    With respect to the companies in which the Fund invests, Weitz & Co. intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the Fund has a significant investment. In addition, Weitz & Co. receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. The Fund has no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Fund, although there can be no assurance of this. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Fund, Weitz & Co. and its service providers at this time, but could have a material adverse impact on the operations of the Fund, Weitz & Co. and its service providers.

FUND CUSTODIAN

    Norwest Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the Custodian for the Fund.

FUND AUDITOR

    McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, is the independent certified public accountant and auditor for the Fund.

FUND LEGAL COUNSEL

    Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, DC 20006-2401 is the Fund's legal counsel.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

        The following information provides selected data for a share of the Fund outstanding throughout the periods indicated. Information for the years ended December 31, 1998, 1997 and 1996 has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon, which is incorporated by reference, appears in the Fund's Annual Report. The information for periods prior to January 1, 1996, was audited by other certified public accountants.

                                                                            Year ending December 31,
                                                        1998           1997           1996           1995          1994*
                                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD:               $     15.45    $     11.52    $     10.38    $      8.28    $     10.00
                                                    ------------   ------------   ------------   ------------   ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                    0.06           0.13           0.06           0.08           0.06
  Net gains or losses on securities (realized and
    unrealized)                                            4.00           4.33           1.93           3.11          (0.96)
                                                    ------------   ------------   ------------   ------------   ------------

  Total from investment operations                         4.06           4.46           1.99           3.19          (0.90)
                                                    ------------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:

  Dividends from net investment income                    (0.16)            --          (0.06)         (0.24)            --
  Distributions from realized gains                       (1.67)         (0.53)         (0.79)         (0.85)         (0.82)
                                                    ------------   ------------   ------------   ------------   ------------
  Total distributions                                     (1.83)         (0.53)         (0.85)         (1.09)         (0.82)
                                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                      $     17.68    $     15.45    $     11.52    $     10.38    $      8.28
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------

TOTAL RETURN                                              29.1%          40.6%          19.2%          38.7%          -9.0%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period ($000)                        292,331        133,737         94,846         73,781         51,287

Ratio of expenses to average net assets                   1.25%          1.24%          1.23%          1.27%          1.29%

Ratio of net investment income to average net
 assets                                                   0.34%          1.11%          0.51%          0.82%          0.67%

Portfolio turnover rate                                     36%            30%            37%            51%            33%

*Fund commenced public offering of shares on January 1, 1994.

                                 WEITZ PARTNERS, INC.


                                 PARTNERS VALUE FUND




                            -----------------------------




                         STATEMENT OF ADDITIONAL INFORMATION

                                    APRIL 30, 1999















This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of Weitz Partners, Inc. dated
April 30, 1999.   The Fund's financial statements for the period ended December
31, 1998 included in its Annual Report are incorporated by reference into this Statement of Additional Information. Copies of the Annual Report and the Prospectus may be obtained from the Fund without charge by calling 1-800-232-4161 or by contacting the Fund at 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008.

                                  TABLE OF CONTENTS



                                                                            Page
                                                                            ----
Fund History. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Investment Objective, Policies and Restrictions . . . . . . . . . . . . . .    3
     Classification . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Investment Objective and Strategy. . . . . . . . . . . . . . . . . . .    3
     Securities and Other Investment Practices. . . . . . . . . . . . . . .    4
     Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Directors and Officers of the Fund . . . . . . . . . . . . . . . . . .   10
     Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Principal Holders of Securities . . . . . . . . . . . . . . . . . . . . . .   13
Investment Advisory and Other Services. . . . . . . . . . . . . . . . . . .   14
     Investment Adviser and Distributor . . . . . . . . . . . . . . . . . .   14
     Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Auditor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Portfolio Transactions and Brokerage Allocation . . . . . . . . . . . . . .   15
Organization and Capital Structure. . . . . . . . . . . . . . . . . . . . .   17
     General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     Shareholder Meetings . . . . . . . . . . . . . . . . . . . . . . . . .   17
Purchasing Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Calculation of Performance Data . . . . . . . . . . . . . . . . . . . . . .   20
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

                                     FUND HISTORY

Weitz Partners, Inc. is a Nebraska corporation whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions. At the present time the only series is the Partners Value Fund (the "Fund").

On December 31, 1993 the Fund succeeded to substantially all of the assets of Weitz Partners II-Limited Partnership, a Nebraska investment limited partnership formed in May of 1983. Wallace R. Weitz, the portfolio manager of the Fund, was the General Partner of the partnership and managed its assets according to investment objectives and policies substantially identical to those of the Fund.


                   INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

CLASSIFICATION

The Fund is a nondiversified, open-end investment management company as defined in the Investment Company Act of 1940. Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.


INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds. The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Wallace R. Weitz & Company, the Fund's investment adviser, determines may offer the opportunity for capital appreciation. Such securities may be investment grade, non-investment grade or unrated.

The Fund's investment strategy (which is called "value investing") is to (1) identify attractive businesses that the investment adviser can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on assets values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

The Fund has, however, adopted a policy which allows the Fund to invest for temporary defensive purposes a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality United States Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market mutual fund shares when the Fund's investment adviser, believes that prevailing market or economic conditions warrant such a temporary defensive investment position. Securities issued or guaranteed by the United States Government may include, for example, treasury bills, notes and bonds which are direct obligations of the United States Government. Obligations issued or guaranteed by United States Government agencies or instrumentalities may include, for example, those of Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Government National Mortgage Association (GNMA) and the Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality. State and municipal obligations, which can be taxable or tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.


SECURITIES AND OTHER INVESTMENT PRACTICES

The Fund has adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Board of Directors of the Fund.

INDUSTRY CONCENTRATION Although the Fund has adopted a fundamental investment restriction which does not allow the Fund to concentrate its investments in any one industry, it reserves the right to invest up to 25% of the value of its net assets in the securities of companies principally engaged in a particular industry.

CONVERTIBLE SECURITIES In addition to common stocks, the Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

OTHER SECURITIES Although the Fund primarily invests in common stocks and securities convertible into common stocks, it may also invest in other securities, including preferred stock and debt securities, which the investment adviser determines may offer the opportunity for capital appreciation. Such securities may or may not be rated investment grade or may be unrated. Generally investment grade securites are those with a rating of BBB or better by Standard and Poors or Baa or better by Moodys. A complete description of the Standard and Poor's and Moody's ratings of securities is attached as Appendix A.

Securities rated BBB/Baa are considered "investment grade" by the financial community, but are described by Standard & Poors and Moodys as "medium grade obligations" which have "speculative characteristics". The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk. Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Fund. The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities. In addition, the liquidity of these lower-rated or unrated securities may be affected by the market's perception of their credit quality. Therefore, the judgment of the investment adviser may at times play a greater role in valuing these securities than is the case with investment grade securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market. Although the ratings of established rating agencies may be considered in evaluating a particular security, the investment adviser will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality. The Fund did not invest in any lower-rated or unrated securities during the fiscal year ended December 31, 1998. A complete description of the Standard and Poor's and Moody's ratings of debt securities is attached as Appendix A.

INVESTMENT COMPANY SHARES The Fund may purchase securities of other investment companies subject to the restrictions of the Investment Company Act of 1940. The Fund does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Fund has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. Investing in the securities of other investment companies indirectly results in the investor paying not only the advisory and related fees of the Fund, but also advisory and related fees of the other investment company.

FOREIGN SECURITIES The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Fund will not invest in forward foreign currency contracts. While the Fund does not intend to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the U.S. securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund's total assets. Restricted and illiquid securities will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

COVERED CALL OPTIONS The Fund may write covered call options to generate premium income which the investment adviser considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the Fund's income since it receives a premium for writing the option. If the Fund writes covered call options, the underlying security will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Fund will forego any opportunity for appreciation in such securities during the term of the option. The Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position, that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

BANK OBLIGATIONS The Fund may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances, which evidence the banking institution's obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank's most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

COMMERCIAL PAPER The Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody's or A-1 by Standard & Poors, or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poors of Aa or better by Moody's. See Appendix A for a description of ratings.

SHORT SALES, PUT AND CALL OPTIONS The Fund may engage in short sales and buy put options and sell call options. Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Fund may also engage in short sales "against the box". A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box". In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

FUNDAMENTAL INVESTMENT RESTRICTIONS The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1. Underwrite the securities of other issuers, except the fund may acquire restricted securities under circumstances such that, if the securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.
     2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.
     3.   Purchase or sell commodities or commodity futures contracts.
     4. Issue any senior securities (as defined in the Investment Company Act of 1940) other than as set forth in restriction number 6.
     5. Make loans to other persons except by the purchase of a portion of an issue of publicly traded bonds, debentures or other debt securities; provided, however, that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities, subject to the restrictions applicable to the purchase of restricted or illiquid securities.
     6. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made.
     7. Purchase securities on margin; provided, however the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.
     8. Participate on a joint or joint and several basis in any securities trading account.
     9. Invest in companies for the purpose of exercising management or control.
     10. Invest more than 25% of the value of its net assets in the securities of any one industry.

     11. As to 50% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than in U.S. Government Securities).
     12. Adopt any investment objective other than as described above under the caption "Securities and Other Investment Practices".


PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is the ratio of the lesser of annual purchases or sales of securities for the Fund to the average monthly value of such securities, not including short-term securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The portfolio turnover for the Fund for the periods ended December 31, 1998 and December 31, 1997, was 36% and 30%, respectively. The Fund does not expect to have a portfolio turnover rate in excess of 100%. The portfolio turnover rate will not be a limiting factor if the investment adviser determines that changes in the Fund's portfolio are appropriate. The higher a portfolio's turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.

                                MANAGEMENT OF THE FUND


BOARD OF DIRECTORS

The Board of Directors of the Fund is responsible for managing the business and affairs of the Fund. There are currently six members of the Board of Directors. The Board exercises all of the rights and responsibilities required by, or made available under, Nebraska corporate law.


DIRECTORS AND OFFICERS OF THE FUND

The following table sets forth certain information with respect to the officers and directors of the Fund:


*Wallace R. Weitz                President, Wallace R. Weitz & Company, a
President, Treasurer             registered investment adviser, since July,
And Director                     1983; President, Weitz Securities, Inc. a
Age:  50                         registered broker-dealer, since January,
                                 1986; President, Treasurer and Director of
                                 Weitz Series Fund, Inc. since 1990;
                                 President, Treasurer and Director, Weitz
                                 Value Fund, Inc., January, 1986 until March,
                                 1990; Account Executive and Financial Analyst
                                 for Chiles, Heider & Co., Inc. (1973-1983)
                                 and for G.A. Saxton & Co., Inc. (1970-1973);
                                 Chartered Financial Analyst and 1970 graduate
                                 of Carleton College with a degree in
                                 economics

Lorraine Chang                   Independent Consultant (organizational change
Director                         strategies-government and non-profit
Age: 48                          organizations) since 1995; Associate
                                 Assistant Secretary, United States Department
                                 of Labor (1993-1995); General Manager, Union
                                 Pacific Railroad (1980-1987); Director Weitz
                                 Series Fund, Inc. since June, 1997

John W. Hancock                  Partner, Hancock & Dana (certified public
Director                         accountants) since its inception in 1985;
Age: 51                          Director, Weitz Series Fund, Inc., since
                                 1990; Director, Weitz Value Fund, Inc.,
                                 January, 1986 until March, 1990; Senior Tax
                                 Manager, Peat, Marwick, Mitchell & Co.,
                                 Omaha, Nebraska (1978-1985)


Richard D. Holland               Prior to his retirement in 1984, Mr. Holland
Director                         was Vice Chairman of Rollheiser, Holland &
Age: 78                          Kahler, an advertising company (1979-1984)
                                 and President of Holland, Dreves & Reilly, an
                                 advertising company (1954-1979); Director,
                                 Weitz Series Fund, Inc. since June, 1995

*Thomas R. Pansing, Jr.          Partner, Gaines, Mullen, Pansing, Hogan,
Director                         attorneys, since 1973; Director, Weitz Series
Age: 54                          Fund, Inc. since 1990; Director, Weitz Value
                                 Fund, Inc., January, 1986 until March, 1990

Delmer L. Toebben                President, Curzon Advertising & Display, Inc.
Director                         since 1977; Director, Weitz Series Fund, Inc.
Age: 68                          since July of 1996

Mary K. Beerling                 Vice President, Wallace R. Weitz & Company
Vice President and               since July of 1994; Vice President, Weitz
Secretary                        Securities, Inc. since July of 1994; Partner,
Age: 58                          Kutak Rock, attorneys, from 1989 to 1994

Linda L. Lawson                  Vice President, Wallace R. Weitz & Company
Vice President                   since June of 1992; Manager, Marketing
Age: 45                          Financial Management, Mutual of Omaha (1988-
                                 1992)  Linda Lawson is the sister of Richard F.
                                 Lawson.

Richard F. Lawson                Vice President, Wallace R. Weitz & Company
Vice President and               since December of 1992 and a financial
Assistant Secretary              analyst since January of 1991; Portfolio
Age: 41                          Manager, Hickory Portfolio of Weitz Series
                                 Fund, Inc. since 1992; Vice President, Weitz
                                 Securities, Inc. since March of 1995;
                                 Management Consultant, Temple, Barker &
                                 Sloane, Inc. (1984-1989)
                                 Richard Lawson is the brother of Linda L. Lawson.


*Mr. Weitz and Mr. Pansing are "interested persons" ( as that term is defined in the Investment Company Act of 1940 ) of the Fund and the Investment Adviser.

COMPENSATION TABLE

The table below includes certain information with respect to compensation of all directors of the Fund for the fiscal year ended December 31, 1998. Compensation of the officers of the Fund is paid by the investment adviser.

                                                         Total Compensation
                                  Aggregate               From Company and
         Name of              Compensation from       Weitz Series Fund, Inc.
     Person, Position            the Company             Paid to Directors
     ----------------            -----------             -----------------
Lorraine Chang, Director            $1,200                    $6,000

John W. Hancock, Director            1,428                     6,600

Richard D. Holland,                  1,428                     6,600
Director

Thomas R. Pansing Jr.,               1,200                     6,000
Director

Delmer L. Toebben,                   1,000                     5,000
Director

Wallace R. Weitz,                       0                         0
Director (1)


(1) As a director who is also an officer of the investment adviser, Mr. Weitz received no compensation for his services as a director.

                           PRINCIPAL HOLDERS OF SECURITIES

On March 31, 1999, the Fund had [                          ] shares of its
common stock outstanding.  As of that date the directors and officers of the
Fund collectively owned [          ] shares which represented approximately    %
of the outstanding shares of the Fund. Also as of that date the following persons owned 5% or more of the Fund:


Name and Address         Shares/Nature of Ownership         Percent Owned
----------------         --------------------------         -------------

                                   [To Be Provided]







                      INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER AND DISTRIBUTOR

Wallace R. Weitz & Company, a Nebraska corporation wholly owned by Wallace R. Weitz, is the Fund's investment adviser. Weitz Securities, Inc., a Nebraska corporation also wholly owned by Wallace R. Weitz, distributes the Fund's shares on a continuous basis without compensation from the Fund.

In accordance with an investment advisory agreement, the Fund pays the investment adviser, on a monthly basis, an annual advisory fee equal to 1% of the Fund's average daily net assets. The total amount of advisory fees during the fiscal years ended December 31, 1998, 1997 and 1996 was $1,905,319, $1,124,589 and $862,790, respectively.

The investment adviser is responsible for selecting the Fund's securities. In addition, the investment adviser also provides certain management and other personnel to the Fund. Weitz Securities, Inc., in its capacity as principal underwriter, will pay any sales or promotional costs incurred in connection with the sale of the Fund's shares.

The Fund pays all expenses of operations not specifically assumed by the investment adviser. Such costs include, without limitation: custodial, administrative and transfer agent fees; fees of legal counsel and independent public accountants; compensation of directors (other than those that are also officers of the investment adviser); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Fund; and expenses of complying with federal, state and other laws.

The investment advisory agreement provides that neither the investment adviser nor any of its officers or directors, agents or employees will have any liability to the Fund or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreement. The investment adviser has contractually retained all rights to the use of the name "Weitz " by the Fund. If the Fund were to contract with another investment adviser, the Fund could be required to change its name.

The investment adviser has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund's expenses to the extent of the advisory fee paid, if expenses, excluding interest, taxes and brokerage commissions, exceed 1.50% of the Fund's annual average net assets.

ADMINISTRATOR

Wallace R. Weitz & Company is also the Fund's administrator in accordance with an administration agreement with the Fund. Under the agreement, effective March 1, 1998, the Fund pays the administrator a monthly fee equal, on an annual basis, to .150% of average daily net assets, but not less than $25,000 per year. Prior to this date the Fund paid a monthly fee based upon the costs to the administrator of providing services to the Fund based upon the administrator's reasonable allocation of expenses, but not to exceed .25% of the net assets of the Fund. Services provided under the administration agreement include, without limitation, customary services related to fund accounting, record keeping, compliance, registration, transfer agent and dividend disbursing. The total amount of fees paid under the administration agreement for the fiscal years ended December 31, 1998, 1997 and 1996 was $276,929, $126,978 and $99,953,
respectively.


CUSTODIAN

The Fund's custodian is Norwest Bank Minnesota, N.A., Minneapolis, Minnesota. The custodian has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Fund.


AUDITOR

The Fund's independent accountant is McGladrey & Pullen, LLP, New York, New York. The independent accountant provides audit services and consultation to the Fund.


LEGAL COUNSEL

The Fund's legal counsel is Dechert Price & Rhoads, 1775 Eye Street N.W., Washington DC 20006-2401.


                   PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The investment adviser is responsible for recommendations on buying and selling securities for the Fund and for determinations as to which broker is to be used in each specific transaction. The investment adviser attempts to obtain from brokers the most favorable price and execution available. In over-the-counter transactions, orders are generally placed with a principal market maker unless the investment adviser determines that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and determining the most favorable price and execution all factors relevant to the Fund's best interest are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, the investment adviser may place orders for the purchase or sale of Fund securities with brokers or dealers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of the investment adviser, the investment adviser may pay a broker which provides brokerage and research services to the Fund a commission for a securities transaction that is higher than the commission another broker would have charged, provided that the investment adviser has determined in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker's ability to execute difficult transactions in the future. Research services furnished by brokers through whom the investment adviser effects securities transactions are used by the investment adviser in servicing all of its accounts and are not used exclusively with respect to transactions for the Fund.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis. Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts. Such research services may also be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesman. In some cases, research services are generated by third parties, but are provided to the investment adviser by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

In the case where the investment adviser may receive both brokerage and research and other benefits from the services provided by brokers, the investment adviser makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

The investment adviser may aggregate orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the investment adviser and other advisory clients. The investment adviser will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis. Such aggregate trading allows the investment adviser to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients. The investment adviser may include its own proprietary accounts in such aggregate trades. The investment adviser will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.

During the fiscal years ended December 31, 1998, 1997 and 1996, the Fund paid $770,557, $246,365 and $242,786, respectively, in brokerage commission for securities transactions in the Fund. Because of a significant increase in new assets coming into the Fund during the year ended December 31, 1998, the total amount of brokerage commissions during the year related to investing those assets was significantly higher than total commissions for the previous two years.


                          ORGANIZATION AND CAPITAL STRUCTURE


GENERAL

Weitz Partners, Inc. is authorized to issue a total of one billion shares of common stock in series with a par value of $.00001 per share. Fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated the Partners Value Fund. The Board of Directors may authorize additional shares in series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind or rights and privileges as a full share. Shares possess no preemptive or conversion rights.

Each share of the Fund has one vote (with proportionate voting for fractional shares). On some issues, such as the election of directors, all shares of the Fund vote together. Cumulative voting is authorized. This means that in a vote for the election of directors, shareholders may multiply the number of shares they own by the number of directors and then allocate such votes to one or more directors, thereby allowing for the possibility that a shareholder may be able to elect a director even though they do not have a majority of the outstanding shares. In the event that additional series of shares are authorized as separate funds, on issues affecting only a particular fund, the shares of the affected fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.


SHAREHOLDER MEETINGS

Although the Fund may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless called by the shareholders pursuant to the Nebraska Business Corporation Act or unless required by the Investment Company Act of 1940 or at the direction of the Board of Directors of the Fund. Special meetings of the shareholders may be held, however, at any time and for any purpose, if called (a) by the Chairman of the Board, the President and two or more directors, (b) by one or more shareholders holding ten percent or more of the shares entitled to vote on matters presented to the meeting, or
(c) if an annual meeting is not held within the earlier of six months after the end of the corporation's fiscal year or fifteen months after its last annual meeting, the Douglas County district court, upon application of any shareholder, may summarily order that such meeting be held. The Investment Company Act of 1940 requires a shareholder vote for all amendments to fundamental investment policies and investment advisory contracts.


                                  PURCHASING SHARES


See "Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Fund.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check or a wire transfer to the Fund. The price paid for the shares purchased will be the next determined net asset value after the Fund receives the application and payment for the shares. The net asset value of the Fund's shares is determined once each day at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time). If the completed order is received before such time, the order will be effective on that day. If the completed order is received after that time, the order will be effective on the following business day.


                                  PRICING OF SHARES


The Fund's net asset value per share is determined once each day as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is determined by calculating the market value of all the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. In calculating the net asset value of the Fund's shares:

1. Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices;
2. Securities not listed on an exchange are valued at the mean between the latest available and representative bid and asked prices;
3. The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors; and

4. The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Fund's Board of Directors.


                                 REDEMPTION OF SHARES


Redemption of the Fund's shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings,
(b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal of securities owned by the Fund is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine its net asset value, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the investment adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the Fund's net asset value per share (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.


                                       TAXATION


The Company intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not have to pay federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. This means that a fund must have at least 50% of its total assets in cash and cash items and other securities and as to the securities held, the entire amount of the securities of any one issuer owned by a fund may not exceed 5% of the value of 50% of the Fund's assets. Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer. This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which restricts a fund's investment in any one issuer to 5% as to 75% of the fund's assets. The Fund is non-diversified under the Investment Company Act of 1940, but is diversified under the Code. The Internal Revenue Service has not made its position clear regarding the treatment of options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

Ordinarily, distributions and redemption proceeds paid to a Fund shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Company may be required to withhold federal income tax at the current rate ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding or is exempt from backup withholding. These certifications are included in the purchase application of the Fund.


                           CALCULATION OF PERFORMANCE DATA


The Fund may include its total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the Fund over a specific period of time and does not reflect how much the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

YOU SHOULD UNDERSTAND THAT ANY PERFORMANCE DATA PRESENTED REPRESENTS PAST PERFORMANCE OF THE FUND AND IS NOT INTENDED TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS WILL FLUCTUATE OVER A PERIOD OF TIME SO THAT YOUR SHARES IN THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Fund may compare its performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard and Poor's 500 Stock Index, the

Lipper Growth and Income Fund Index, the Russell 2000 Index and the NASDAQ and Value Line Composites. The Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

The Fund succeeded to substantially all of the assets of Weitz Partners II-Limited Partnership, a Nebraska investment limited partnership (the "Predecessor Partnership") as of December 31, 1993. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. Wallace R. Weitz was the General Partner and portfolio manager for the Predecessor Partnership and is the portfolio manager for the Fund. The average annual total return for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 1998 and for the period from inception (June 1, 1983) to December 31, 1998, was 29.1%, 22.2%, 18.8% and
18.0%, respectively. Cumulative total return for the Fund and the Predecessor Partnership from inception (June 1, 1983) to December 31, 1998, was 1214.6%. The Predecessor Partnership was not registered under the Investment Company Act of 1940 (the "Act") and therefore was not subject to certain investment restrictions imposed by the Act. If the Predecessor Partnership had been registered under the 1940 Act, the performance of the Predecessor Partnership may have been adversely affected.


                                 FINANCIAL STATEMENTS


The audited statements and notes included in the Fund's Annual Report for the period ended December 31, 1998 are incorporated herein by reference. A copy of the Annual Report can be obtained without charge by contacting the Fund at its address or telephone number shown on the cover page of this Statement of Additional Information.

                                      APPENDIX A

                RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER

                           RATINGS OF CORPORATE OBLIGATIONS


MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.


STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

     BB--B--CCC--CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                               COMMERCIAL PAPER RATINGS


STANDARD & POOR'S CORPORATION

     Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-l" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.


MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1   Superior capacity for repayment
          Prime-2   Strong capacity for repayment
          Prime-3   Acceptable capacity for repayment

                                        PART C

                                  OTHER INFORMATION

Item 23.  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

      *1.           Articles of Incorporation

     **2.           Amended and Restated Bylaws

     **5.           Management and Investment Advisory Agreement-
                    Partners Value Fund

      *6.           Distribution Agreement

      *8.           Custodian Agreement

       9.           Amended and Restated Administration Agreement

     *10.           Opinion and Consent of Cline, Williams, Wright, Johnson &
                    Oldfather

      11.           Consent of McGladrey & Pullen, LLP

     *13.           Subscription Agreement of Wallace R. Weitz

      27.           Financial Data Schedule

* Incorporated by reference to Fund's Post-Effective Amendment No. 5 on Form N-1A filed April 30, 1998.
**   Incorporated by reference to Fund's Post-Effective Amendment No. 4 on Form
N-1A filed April 30, 1997.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

               None

Item 25.  INDEMNIFICATION

Section 21-20,103 of the Nebraska Business Corporation Act allows indemnification of officers and directors of the Registrant under circumstances set forth in such section. The Registrant has made such indemnification mandatory. Reference is made to Article VIII.d. of the Articles of Incorporation (Exhibit 1) and Article XIII of the Bylaws (Exhibit 2) of the Registrant.

The general effect of these provisions is to require a corporation to indemnify an individual against judgments, settlements, penalties, fines and reasonable expenses incurred by a director or officer who is a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, formal or informal because the individual is an officer or director if: (1) the director or officer acted in good faith; (2) the director or officer reasonably believed: (a) in the case of conduct in an official capacity, that the conduct was in the best interests of the corporation; and (b) in all other cases that the conduct was at least not opposed to the best interests of the corporation; and (3) in the case of a criminal proceeding, the director or officer had no reasonable cause to believe the conduct was unlawful. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

Nevertheless, Article VIII.d. of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as amended and Article XIII of the Fund's Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for determination of entitlement to indemnification and expense advances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the indemnification provisions contained in the Registrant's Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement. Finally, the Registrant has also included in Article XI of its Articles of Incorporation (Exhibit 1) a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty of such directors. Such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the Registrant or its shareholders.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                                               Principal Occupation
                    Positions With               (Present and for
     Name              Adviser                    Past Two Years)
     ----              -------                    ---------------

Wallace R. Weitz    President, Treasurer       See caption "Management" in
                    And Director               the Statement of Additional
                                               Information forming a part of
                                               this Registration Statement

Barbara V. Weitz    Secretary and              Faculty Member, University of
                    Director                   Nebraska at Omaha

Mary K. Beerling    Vice President and         See caption "Management" in
                    Assistant Secretary        the Statement of Additional
                                               Information forming a part of
                                               this Registration Statement

Linda L. Lawson     Vice President             See caption "Management" in
                                               the Statement of Additional
                                               Information forming a part of
                                               this Registration Statement

Richard F. Lawson   Vice President             See caption "Management" in
                                               the Statement of Additional
                                               Information forming a part of
                                               this Registration Statement

Item 27.  PRINCIPAL UNDERWRITERS

(a) The Distributor is also the principal underwriter and distributor of Weitz Series Fund, Inc., a registered investment management company also advised by Wallace R. Weitz & Company.

(b)  Directors and Officers:


                              Positions and            Positions, and
     Name and Principal        Offices with             Offices with
      Business Address         Underwriter               Registrant
      ----------------         -----------               ----------

     Wallace R. Weitz         President, Treasurer     President, Treasurer
     Suite 600                and Director             and Director
     1125 South 103 Street
     Omaha, NE 68124-6008


     Mary K. Beerling         Vice President           Vice President
     Suite 600                and Secretary            and Secretary
     1125 South 103 Street
     Omaha, NE 68124-6008

     Richard F. Lawson        Vice President           Vice President
     Suite 600                and Director
     1125 South 103 Street
     Omaha, NE 68124-6008

(c)  Not applicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

All required accounts, books and records will be maintained by Wallace R. Weitz & Company, Suite 600, 1125 South 103 Street, Omaha, Nebraska 68124-6008

Item 29.  MANAGEMENT SERVICES

Not applicable

Item 30.  UNDERTAKINGS

The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5 of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 26th day of February, 1999.

                                             WEITZ PARTNERS, INC.


                                             /s/ Wallace R. Weitz
                                             --------------------
                                             Wallace R. Weitz
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on February 26, 1999:


     Signature                          Title
     ---------                          -----

/s/ Wallace  R. Weitz                   President, Principal Executive
---------------------                   Officer, Principal Financial
Wallace R. Weitz                        and Accounting Officer and
                                        Director

/s/ Delmer L. Toebben*                  Director
----------------------
Delmer L. Toebben
                                                         By /s/ Wallace R. Weitz
                                                            --------------------
                                                            Wallace R. Weitz
                                                            Attorney-in-Fact

/s/ John W. Hancock*                    Director
--------------------
John W. Hancock

/s/Thomas R. Pansing, Jr.*              Director
--------------------------
Thomas R. Pansing, Jr.

/s/ Richard D. Holland*                 Director
-----------------------
Richard D. Holland

/s/ Lorraine Chang*                     Director
-------------------
Lorraine Chang


*Pursuant to Powers of Attorney filed in Post-Effective Amendment Number 5 on Form N-1A filed April 30, 1998

                                     EXHIBITS

                                         TO

                                WEITZ PARTNERS, INC.

                         POST-EFFECTIVE AMENDMENT NUMBER 6

                                    TO FORM N-1A


                           As filed on February 26, 1999

                                       EXHIBITS



Exhibit No.                   Description
-----------                   -----------

 9.                            Amended and Restated Administration Agreement

11.                           Consent of McGladrey & Pullen, LLP

27.                           Financial Data Schedule